UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ] [ ]	Preliminary proxy statement. Confidential, for use of the Commission only (as permitted by Rule 14A-6(e)(2)).
[X]	Definitive proxy statement.
[ ]	Definitive additional materials.
[ ]	Soliciting material pursuant to Rule 14a-12

LaBarge, Inc.
-------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of filing fee (check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies.
-------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
---------------------------------------------------------------------------
(5) Total fee paid:
---------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

NOTICE OF

ANNUAL MEETING

AND PROXY STATEMENT

NOVEMBER 14, 2007

LaBarge, Inc.
Notice of Annual Meeting of Stockholders
NOVEMBER 14, 2007

To the Stockholders:

      The Annual Meeting of Stockholders of LaBarge, Inc. (the “Company”) will be held at the Ritz-Carlton, St. Louis, 100 Carondelet Plaza, St. Louis, Missouri, on November 14, 2007, at 4:00 p.m., St. Louis time.  Stockholders who do not attend the Annual Meeting in person, are invited to listen to the webcast of the meeting, which will be accessible on the Internet at www.labarge.com.

      At the Annual Meeting, Common Stockholders will be asked:

1.	To elect two Class C Directors for a term ending in 2010;
2.	To consider and act upon the ratification of the selection of KPMG LLP as independent registered public accountants for fiscal 2008; and
3.	To transact such other business as may properly come before the meeting.

      Only Stockholders whose names appear of record at the Company’s close of business on September 21, 2007 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

We encourage you to vote via Internet or telephone, or you may mail your proxy.

      If you receive more than one proxy card because you own shares registered in different names or at different addresses, please vote each proxy as soon as possible by following the instructions on the proxy card regarding voting by Internet, telephone or mail.

By Order of the Board of Directors,

Donald H. Nonnenkamp
Vice President, Chief Financial Officer and Secretary

October 12, 2007

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE VOTE YOUR PROXY.  STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY VOTING THE ENCLOSED PROXY CARD.  THE PRESENCE, IN PERSON OR BY PROPERLY SUBMITTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

LaBarge, Inc.
9900 Clayton Road
St. Louis, Missouri 63124

PROXY STATEMENT
Annual Meeting of Stockholders
to be held on November 14, 2007

      This Proxy Statement is being furnished to the Common Stockholders of LaBarge, Inc. (the “Company”) on or about October 12, 2007, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 14, 2007 at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

      Holders of shares of Common Stock, par value $.01 per share (the “Common Stock”), of the Company at its close of business on September 21, 2007 (the “Record Date”) will be entitled to receive notice of and vote at the Annual Meeting.  On the Record Date, 15,359,455 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote for each share of Common Stock held of record on the Record Date on each matter that may properly come before the Annual Meeting.

      Directors will be elected by a plurality of the voting power represented and entitled to vote at the meeting. The passage of any other proposal will be determined by the affirmative vote of the majority of the voting power represented and entitled to vote at the meeting. In the election of directors, abstentions and broker non-votes will not affect the outcome except in determining the presence of a quorum; they will not be counted toward the number of votes required for any nominee’s election. An instruction to “abstain” from voting on any other proposal will have the same effect as a vote against the proposal. Broker non-votes will not be considered as present and entitled to vote on the proposals. Therefore, under applicable Delaware law, broker non-votes will have no effect on the number of affirmative votes required to adopt such proposal.

      Management of the Company (the “Management”), together with members of the Board of Directors of the Company, in the aggregate directly or indirectly controlled approximately 26.9% of the Common Stock outstanding on the Record Date.

      Stockholders of record on the Record Date are entitled to cast their votes in person or by properly submitted proxy at the Annual Meeting.  Stockholders wishing to vote their shares by proxy may do so either (i) by completing, signing, dating and returning the enclosed proxy card in the enclosed envelope, or (ii) by Internet or telephone.  Instructions for voting by Internet or telephone are contained on the proxy card.  The presence, in person or by properly submitted proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.  If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

      All Common Stock represented at the Annual Meeting by properly submitted proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such proxies will be voted FOR election of the Board’s nominees as directors, and, at the discretion of the named proxies, on any other matters that may properly come before the Annual Meeting.  The Board of Directors of the Company does not know of any matters other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement that will come before the Annual Meeting.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) submitting a new proxy with a later date, including a proxy given via the Internet or by telephone, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).  Any written notice revoking a proxy should be sent to: Corporate Secretary, LaBarge, Inc., 9900 Clayton Road, St. Louis, Missouri 63124.

      The proxies are solicited by the Board of Directors of the Company.  In addition to the use of the Internet, telephone and mail, proxies may be solicited personally or by facsimile transmission by directors, officers or regular employees of the Company.  The cost of solicitation of proxies will be borne by the Company.

A copy of the Company’s Annual Report for the fiscal year ended July 1, 2007 is being mailed to each Stockholder along with this Proxy Statement.

The date of this Proxy Statement is October 12, 2007.

PROPOSAL 1: ELECTION OF DIRECTORS

      The Board of Directors of the Company is divided into three classes, designated as Class A, Class B and Class C.  Each Director is elected for a three-year term and the term of each Class expires in a different year.  Under the Company’s bylaws, the Board of Directors has the authority to fix the number of directors.  The number of directors currently is fixed at six.

      The Board of Directors has nominated for election two Class C Directors:  Messrs. Robert G. Clark and Jack E. Thomas, Jr.  Each of the nominees is currently serving as a Director of the Company and has consented to continue to serve as a Director if elected.  Unless proxy cards are marked to withhold authority to vote for any Director nominee, the proxies intend to vote all properly executed proxies FOR election of each of the Director nominees.

The following biographical information is furnished with respect to each nominee and each current Director whose term continues after the Annual Meeting.

	Term Expiration Date	Age	Director Since	Positions(s) with the Company

Class C Directors Nominees
Robert G. Clark	2010	48	2001	Director
Jack E. Thomas, Jr.	2010	55	1997	Director

Continuing Class A Directors
Thomas A. Corcoran	2008	63	2005	Director
Craig E. LaBarge	2008	56	1981	Chief Executive Officer, President and Director

Continuing Class B Directors
John G. Helmkamp, Jr.	2009	60	1998	Director
Lawrence J. LeGrand	2009	56	1998	Director

      Mr. Clark became a Director in 2001 and serves as a member of the Human Resources Committee and the Nominating Committee of the Board of Directors.  Since 1984, he has served as Chairman of the Board and Chief Executive Officer of Clayco, Inc., a design/build construction, real estate and architectural firm doing business in the United States and Canada.

      Mr. Thomas became a Director in 1997 and serves as Chairman of the Human Resources Committee and the Nominating Committee of the Board of Directors.  Since 1982, he has been President, Chief Executive Officer and Chairman of the Board of Coin Acceptors, Inc., a world leader in the design and manufacture of coin mechanisms, bill validators, control systems and vending machines.  Mr. Thomas serves on the Board of Directors of U.S. Bank, N.A. in St. Louis, is Chairman and Chief Executive Officer of Royal Vendors, Inc. and is also Chairman and Chief Executive Officer of Money Controls, Ltd.

      Mr. Corcoran became a Director in June 2005 and serves as a member of the Audit Committee, Human Resources Committee and the Nominating Committee of the Board of Directors. Mr. Corcoran is currently President of Corcoran Enterprises, LLC, a private management consulting firm, and serves as senior advisor to The Carlyle Group, a Washington, D.C.-based private equity firm. Prior to joining The Carlyle Group as senior advisor, Mr. Corcoran served as President and Chief Executive Officer for Gemini Air Cargo, Inc. and Allegheny Teledyne Incorporated. He previously spent 32 years at Lockheed Martin Corporation and its predecessor companies where he held various senior management positions, including President and Chief Operating Officer for the corporation’s Space and Strategic Missiles, and Electronics Systems sectors.

      Mr. LaBarge has been a Director since 1981.  He assumed the positions of Chief Executive Officer and President in 1991.  Prior to that time, he was Vice President—Marketing of the Electronics Division of the Company (1975 to 1979), President of the Electronics Division of the Company (1979 to 1986), Vice President of the Company (1981 to 1986) and President and Chief Operating Officer of the Company (1986 to 1991).  Mr. LaBarge is a Director of U.S. Bank, N.A. in St. Louis.

      Mr. Helmkamp has been a Director since 1998 and serves as a member of the Audit Committee of the Board of Directors.  He retired from the positions of Chairman of the Board and Chief Executive Officer of Illinois State Bank and Trust in 1996 where he served in those capacities for more than five years.

      Mr. LeGrand became a Director in 1998 and serves as Chairman of the Audit Committee of the Board of Directors.  He has been Executive Vice President of Plancorp, Inc. since 2001.  He served as Executive Vice President of LMI Aerospace from 1998 to 2001.  Prior to that time, Mr. LeGrand was a partner of KPMG LLP for more than 20 years.

The Board of Directors Recommends that you vote “FOR” election of its Nominees for Director.

Meetings of the Board of Directors and Fees

      The Board of Directors of the Company held four meetings in fiscal 2007.  Each Director attended at least 75% of the meetings of the Board and its Committees on which he served in fiscal 2007.  It is the Company’s policy that directors are expected to attend the Annual Meeting of Stockholders and, on November 15, 2006, the following directors were in attendance: Messrs. Thomas A. Corcoran, John G. Helmkamp, Jr., Craig E. LaBarge and Jack E. Thomas, Jr.

      Members of the Board of Directors who are not employees of the Company receive $1,500 for each Board meeting attended; $1,000 for each Audit Committee meeting attended; $750 for each Human Resources Committee and Nominating Committee meeting attended; and $500 for attendance at the Company’s Annual Meeting.  All directors who are not employees receive a quarterly retainer of $2,500 with Committee Chairs receiving an additional $1,000.  The following table discloses the Director compensation for fiscal 2007:

2007 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)

Robert G. Clark	17,500	---	17,500

Thomas A. Corcoran	22,000	12,480 (a)	34,480

John G. Helmkamp, Jr.	24,500	---	24,500

Craig E. LaBarge	---	---	---

Lawrence J. LeGrand	28,000	---	28,000

Jack E. Thomas, Jr.	22,000	---	22,000

(a)      Mr. Corcoran received a grant of 1,500 shares of Common Stock upon joining the Company’s Board of Directors in 2005, restricted for a period of two years.

Committees

      The Board of Directors has standing Audit, Human Resources and Nominating Committees.  The Audit Committee is composed of Messrs. Corcoran, Helmkamp and LeGrand (Chairman).  The Human Resources Committee is composed of Messrs. Clark, Corcoran and Thomas (Chairman).  The Nominating Committee is composed of Messrs. Clark, Corcoran and Thomas (Chairman).

      Based on the independence standards as defined by the Company Guide of The American Stock Exchange (the “AMEX”), the Board has determined in its business judgment that each of the following directors and director-nominees are independent, as such term is defined in the AMEX listing standards:  Messrs. Clark, Corcoran, Thomas, Helmkamp and LeGrand. In addition, each of the members of the Audit Committee meets the financial literacy standards set forth in the rules of the Securities and Exchange Commission (“SEC”) and the AMEX listing standards. The Board has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and management.

Audit Committee

      The Audit Committee, which met eight times in fiscal 2007, oversees accounting and internal control matters, and appoints the independent auditors to audit the Company’s financial statements.  The Committee’s report on its activities for fiscal 2007 is on page 18.  Fees paid to the independent auditors in fiscal 2007 are provided on page 16.  The Committee’s charter is available on the Company’s Web site at www.labarge.com.

Nominating Committee

      The Nominating Committee, which met once in fiscal 2007, is responsible for nominating qualified individuals for membership on the Company’s Board of Directors.  The charter of the Nominating Committee is available on the Company’s Web site at www.labarge.com.

Human Resources Committee

      The Human Resources Committee, which met one time in fiscal 2007, serves as the Board’s compensation committee.  The Committee’s charter is available on the Company’s Web site at www.labarge.com.

      The Human Resources Committee oversees compensation for the Company’s Chief Executive Officer and other senior executives.  In doing so, the Committee is responsible for considering and approving the annual salary and incentive compensation, including performance awards under the 2004 Long Term Incentive Plan, and other benefits of executive management.  To assist the Committee and its direction, the Company has contracted with Hay Group, an independent compensation and benefits consulting firm that periodically evaluates the compensation of the Company’s executive management.  Hay Group’s specific scope is to evaluate the relative position of the compensation of the Company’s officers in the market place.

      Consistent with past practice, the Chief Executive Officer considers the evaluations of Hay Group in light of the compensation philosophies described in the “Compensation Discussion and Analysis” section below and makes recommendations to the Committee regarding proposed salary changes, annual incentive payments and awards under the Company’s 2004 Long Term Incentive Plan, if any, for members of executive management.  The Committee considers this input from the Chief Executive Officer and the recommendation of the Hay Group, as well as other factors it believes are relevant, and determines the compensation packages of the named executive officers, including the Chief Executive Officer.

Compensation Committee Interlocks and Insider Participation

      None of the Company’s executive officers serves as a Director or member of the Compensation Committee, or other Committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Company’s Board of Directors or the Human Resources Committee.  None of the current members of the Human Resources Committee has ever been an officer or employee of the Company or any of its subsidiaries.

Communication with the Board of Directors

      Stockholders may communicate with any and all members of the Company’s Board of Directors by transmitting correspondence by mail addressed to one or more directors by name (or to the Chief Executive Officer for a communication addressed to the entire Board of Directors) at the following address and fax number: Name of the Director(s), c/o Corporate Secretary, LaBarge, Inc., 9900 Clayton Road, St. Louis, Missouri 63124, fax number: 314-812-9438.  Communications from the Company’s Stockholders to one or more directors will be monitored by the Company’s Corporate Secretary and the Chief Executive Officer, who will bring any significant issues to the attention of the appropriate Board members.

Director Nominations

      Director candidates are nominated by the Nominating Committee. The Nominating Committee investigates and assesses the background and skills of potential candidates for directors.  The Committee seeks to create a Board that will bring a broad range of experience, knowledge and judgment to the Company. The Committee does not have specific minimum qualifications that must be met by a candidate for election to the Board of Directors in order to be considered for nomination by the Committee.   When the Committee reviews a potential new candidate, the Committee looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time given the current mix of Director attributes.

      Upon identifying a candidate for serious consideration, one or more members of the Nominating Committee initially interview the candidate. If a candidate merits further consideration, all other Committee members (individually or as a group) interview the candidate and the candidate meets the Company’s executive officers and ultimately meets many of the other directors. The Nominating Committee elicits feedback from all persons who met the candidate and then determines whether or not to nominate the candidate.  The process is the same whether the candidate is recommended by a Stockholder, another Director, management or otherwise.  The Company does not pay a fee to any third party for the identification or evaluation of candidates.

      Stockholders who wish to recommend Director candidates for the next Annual Meeting of Stockholders should notify the Nominating Committee no later than March 15th of each year.  Submissions are to be addressed to the Nominating Committee, c/o Corporate Secretary, LaBarge, Inc., 9900 Clayton Road, St. Louis, Missouri 63124, which submissions will then be forwarded to the Committee. The Nominating Committee would then evaluate the possible nominee using the criteria established by it and would consider such person in comparison to all other candidates. The Nominating Committee is not obligated to nominate any such individual for election. No Stockholder nominations have been received by the Company for this year’s Annual Meeting. Accordingly, no rejections or refusals of such candidates have been made by the Company.

Executive Officers and Executive Compensation

The following table sets forth certain information, as of September 21, 2007, with respect to the executive officers of the Company.

Name		Age	Position(s) with the Company

Craig E. LaBarge	………………………..	56	Chief Executive Officer, President and Director
Randy L. Buschling	….………….……….	47	Vice President and Chief Operating Officer
Donald H. Nonnenkamp	………….……...	55	Vice President, Chief Financial Officer and Secretary
William D. Bitner	……………….………	52	Vice President, Operations
Teresa K. Huber	…………………………	44	Vice President, Operations
John R. Parmley	…………….…….……..	53	Vice President, Sales and Marketing

Mr. LaBarge — For biographical information, see “Proposal 1: Election of Directors” on page 2.

      Mr. Buschling joined the Company in 1998.  He is currently Vice President and Chief Operating Officer of the Company.  He served as Senior Vice President of the Company’s Manufacturing Services Group from 1999 to 2002 and as Vice President, Aerospace and Defense Business Unit from 1998 to 1999.  Prior to joining the Company, Mr. Buschling was General Manager of Watlow Electric Manufacturing Company’s Systems Division for more than five years.

      Mr. Nonnenkamp joined the Company in 1999 and currently serves as Vice President, Chief Financial Officer and Secretary. Previously, he was Vice President and Treasurer for Esco Technologies, Inc. from 1993 to 1999.  Prior to joining Esco, Mr. Nonnenkamp served as Vice President and Chief Financial Officer for Clark Oil and Refining Corporation.

      Mr. Bitner joined the Company in January 2007and began serving as Vice President, Operations.  Prior to joining LaBarge, Mr. Bitner was Vice President and General Manager of Burger Boat Company from 2005 to 2006. Previously, he was employed by Rolls-Royce Corporation in various management positions from 2000 to 2005.

      Ms. Huber joined the Company in 2004 through the acquisition of Pinnacle Electronics LLC on February 17, 2004 and became Vice President, Operations in 2005. Prior to joining LaBarge as Vice President, Ms. Huber was Chief Operating Officer of Pinnacle Electronics from 2002 to 2004.  Previously, Ms. Huber was employed by Sony Electronics, Inc. in various management positions from 1992 to 2002.

      Mr. Parmley joined the Company in 1997 and became Vice President, Sales and Marketing for the Manufacturing Services Group in 1999.  He was Account Manager, Aerospace and Defense Business Unit from 1997 to 1999.  Previously, Mr. Parmley was employed by Eagle-Picher Industries, Inc., where he served in various sales and management positions from 1991 to 1997.

Compensation Discussion and Analysis

Executive Compensation Objectives and Philosophy

      The fundamental objectives of our executive compensation program are to attract and retain talented executives; align executive compensation with the interests of our stockholders; foster and promote the short-term and long-term financial success of the Company; materially increase stockholder value by motivating performance through incentive compensation; and, encourage executive ownership in the Company.  These objectives are furthered by a compensation philosophy that is based on the following:

Competition with peer companies:  Compensation packages should be competitive and consistent with the general market.  As such, the Human Resources Committee works with its compensation and benefits consultant to design compensation packages that fall within certain ranges compared with competitive companies, with sufficient flexibility to address individual responsibilities and performance.

Accountability and recognition for individual and company performance:  Compensation should depend, in part, on each executive officer’s performance in order to motivate and reward success.  The Committee has provided for a sizeable portion of the overall compensation packages to be tied to performance through the payments of short-term incentive awards in the form of cash bonuses and the grant of long-term incentive awards in the form of performance units that are settled in restricted Common Stock.

Alignment of stockholder interests:  Certain elements of the compensation packages should be tied to stock performance to align our executive officers’ interests with those of our stockholders.  In order to create this tie, a portion of the compensation packages include stock-based awards in the form of performance units that are settled in restricted Common Stock.

Compensation Determination Process

      Our Human Resources Committee serves as our compensation committee and is responsible for considering and approving the annual salary, incentive compensation and other benefits of our Chief Executive Officer and other members of executive management.  The Committee is made up of independent directors and typically meets following each fiscal year-end to: (i) consider and approve salary changes and annual incentive bonuses, if any; (ii) determine and approve long-term incentive awards, if any; and (iii) establish goals for both the annual and long-term incentive programs.

      To assist the Committee in evaluating and determining executive compensation, the Company, at the direction of the Committee, has retained the services of Hay Group, a highly regarded international independent compensation and benefits consulting firm.  Hay Group periodically evaluates the executive officer positions, measuring each position on the practical and technical skills required; problem-solving environment and challenges faced; and accountability and decision-making impact.  The evaluation of all of these factors results in a point total for each executive officer position (“Hay Points”) which allows the Committee and Hay Group to rank the positions and measure the distance between jobs within the Company.

      Hay Group uses the Hay Points to compare the compensation of the Company’s executive officers with the compensation of officers who hold positions with similar Hay Points in companies comprising the Hay General Industry Market, a group of approximately 800 industrial companies throughout the United States, 40% of which are manufacturing companies.  Using this comparison, Hay Group constructs median ranges of base salaries, base salaries plus annual incentive bonus opportunities (“Total Cash Compensation”) and total compensation, which includes Total Cash Compensation and long-term incentives, for each of the Company’s executive officer positions.  The actual compensation of the Company’s executive officers, and the relative position within the median ranges, is dependent on individual performance, Company performance versus established goals and other factors, as described herein.

      The Committee believes that base salaries, Total Cash Compensation and total compensation should approximate the median of the Hay General Industry Market for performance at target levels, in furtherance of our compensation principles noted above.  Other than the specific Company performance criteria considered in determining the annual and long-term incentive payments, our compensation programs are flexible, although we do rely on the Hay Group market analyses to ensure that our compensation practices remain equitable and competitive.  For example, individual performance, expertise and experience are all considered when determining each element of total compensation.

      The Committee considers the specific threshold, target and maximum Company performance levels relating to fiscal 2007 to be confidential, the disclosure of which would cause the Company competitive harm.  Target goals relating to the Company’s annual and long-term incentives are set at aggressive levels each year to motivate executive officers to succeed and focus on longer-term financial objectives.  These targets, individually or together, are designed to be challenging and as such, the Committee believes that the Company’s target performance would not be achieved all of the time.  Furthermore, the Committee believes that reaching maximum levels, and therefore the maximum payout, would be achieved less often than reaching the target performance levels, but recognizes that the payout should be appropriate for the performance, regardless of how often it may happen.

      The mix of our cash and non-cash compensation, and short and long-term compensation, is not subject to a specific policy.  Instead, the Committee considers the current trends in the market based on the Hay Group data in light of our compensation philosophies and objectives outlined above, and makes gradual changes over time as necessary to further these compensation goals.

      Each year, taking into account the evaluations of Hay Group, current performance and the Company’s compensation objectives, the Chief Executive Officer makes recommendations to the Committee regarding proposed salary changes, annual incentive bonuses and long-term incentive awards, if any, for each executive officer.  The Chief Executive Officer also assists the Committee in setting Company performance goals on which part of each officer’s total compensation is based.  The Committee considers this input from the Chief Executive Officer and the recommendations of the Hay Group, as well as other factors it believes are relevant, and determines the compensation packages of the executive officers, including the Chief Executive Officer.

Elements of Compensation

Base Salaries:

       In line with the Company’s philosophy that compensation should be competitive, the Committee aims for base salaries to approximate the median of the Hay General Industry Market.  As such, changes in executive officer salaries are, in part, market-driven.  However, salaries are also dependent on individual evaluations conducted each year by the Committee.  During this process, the Chief Executive Officer provides input to the Committee.  No specific individual performance criteria are or have been established by the Committee.  Rather, each executive officer, including the Chief Executive Officer, is evaluated based on (i) general individual performance over the past year; (ii) the scope of each officer’s duties and responsibilities; and (iii) experience and expertise.

      Fiscal 2007 salaries are disclosed in the 2007 Summary Compensation Table later in this proxy statement.  The salaries of the executive officers approximated the median of the Hay General Industry Market.

       At the end of fiscal 2007, the Committee established the fiscal 2008 salaries for the executive officers based on the same factors as described above.  The fiscal 2008 salaries are as follows:

Name		Fiscal 2008 Salaries

Craig E. LaBarge	…………..………………………….…………..	$534,500

Randy L. Buschling	…….…..……………………………………	352,000

Donald H. Nonnenkamp	………….……………………………...	300,000

John R. Parmley	..………………………………………………..	246,500

Teresa K. Huber	…………..………………………………….….	214,500

Annual Incentives:

      Executive officers, including the Chief Executive Officer, have the opportunity to earn annual incentive bonuses in the form of cash payments following the end of each fiscal year.  Annual incentive bonuses depend, in part, on each executive officer’s individual performance during the fiscal year and other circumstances considered during the annual evaluation, as discussed above.  As with salary determinations, the Committee does not set specific individual performance criteria.

      The main consideration of the Committee in awarding annual incentive bonuses is the achievement of certain Company performance goals established at the beginning of each fiscal year.  The measurements used may vary among the executive officers and relate to each officer’s specific job responsibilities, changing each year as the Committee, with the input of the Chief Executive Officer, sees fit.  Annually, goals and correlating annual incentive bonus opportunities are established at the threshold, target and maximum levels.  The Committee’s goal is that, for performance at the target level, Total Cash Compensation will approximate the median of the Hay General Industry Market.  However, such levels serve as a guide rather than strict payout formulas, as payouts vary depending on individual circumstances.  In any case, payout will be zero if threshold performance levels are not met and will not exceed the maximum payout, or 150% of the payout for target performance.

      The measurements used for determining fiscal 2007 annual incentive bonuses were as follows:

Name	2007 Annual Incentive Bonus Company Performance Goal Categories

Craig E. LaBarge	Net income
Total bookings (i.e., new orders)
Cash flow

Randy L. Buschling	Net income
Total bookings
Cash flow

Donald H. Nonnenkamp	Net income
Cash flow
Investor relations activities

John R. Parmley	Net income
Total bookings
Cash flow

Teresa K. Huber	Net income
Business unit bookings
Business unit operating income
Business unit cash flow

      Annual incentive bonuses for fiscal 2007 are disclosed in the 2007 Summary Compensation Table later in this proxy statement.  In addition to the results of individual evaluations described above, the numbers reflect the following fiscal 2007 financial achievement levels: (i) 2007 net income exceeded threshold, but was below target; (ii) bookings exceeded maximum; (iii) cash flow exceeded threshold, but was below target; (iv) investor relations activities exceeded target, but was below maximum; (v) Ms. Huber’s business unit bookings exceeded maximum; (vi) Ms. Huber’s business unit operating income exceeded maximum; and (vii) Ms. Huber’s business unit cash flow exceeded maximum.

Long-Term Incentives:

      Executive officers are eligible to earn long-term incentive awards pursuant to the Company’s 2004 Long Term Incentive Plan (the “Plan”), the terms of which are more fully described later in this proxy statement.  Under the terms of the Plan, the Company has the flexibility to utilize a variety of vehicles in designing appropriate long-term incentives.  Since the Plan was approved in 2004, the Committee has elected to utilize performance units, which pay out in shares of restricted Common Stock.  The number of shares of restricted Common Stock, if any, that each executive officer will receive is tied to the Company’s fiscal year net income performance.

      The Committee meets following each fiscal year-end to approve net income goals at threshold, target and maximum levels for three years hence (the “Performance Period”).  At this meeting, the Committee also enters into performance unit award agreements with each executive officer, pursuant to which each executive officer is granted a specified number of performance units, the value of which will be determined based on the Company’s actual net income performance for the Performance Period.  If actual net income results are less than the threshold goal for the Performance Period, the value of each performance unit will be zero.  If actual net income results are at threshold, the value of each performance unit will be $0.50.  If actual net income results are at target, the value of each performance unit will be $1.00.  If actual net income results are at or above maximum, the value of each performance unit will be $1.50.  If actual results are greater than threshold but less than target, or greater than target but less than maximum, the value of each performance unit will be adjusted proportionately.  Target long-term incentive opportunities are designed to approximate the median of the Hay General Industry Market for target net income performance and also take into account the individual circumstances considered in the annual evaluations.

      Following the end of the Performance Period, the Committee meets to determine the value of each performance unit (the “Unit Value”) based upon the net income results for the Performance Period.  Each executive officer is issued a number of shares of restricted Common Stock equal to the Unit Value times the number of performance units granted to him or her for the Performance Period, divided by the closing price of the Company’s Common Stock as of the last trading day of the Performance Period.  The restricted Common Stock then vests upon the first to occur of:  (i) two additional years of employment; (ii) death or Disability; or (iii) a Change in Control (all as defined in the Plan).

      The design of the Company’s long-term incentive program provides that each executive officer will have three outstanding grants of performance units at all times.  For example, the Committee met following the end of fiscal 2007 to establish threshold, target and maximum net income goals for 2010 and grant each executive officer performance units, the value of which will be determined based on the Company’s net income results for fiscal 2010.  Therefore, in the current fiscal year (fiscal 2008), each executive officer has outstanding performance units for fiscal 2008, 2009 and 2010.  These performance units will be valued, and restricted stock will be issued, once the net income results for these fiscal years are calculated.  The Committee believes that the practice of setting three-year rolling grants is appropriate for the business, as it provides incentive for the executive officers to focus on the long-term health of the Company and serves as a retention tool.  The Committee further believes that converting performance units to restricted Common Stock has certain advantages, including:  (i) encouraging ownership of the Company’s Common Stock by executive officers; (ii) providing a retention incentive through the two-year vesting period; and (iii) allowing for lower dilution, as compared to the granting of stock options.

      As customary, the Committee met following the end of fiscal 2007 to determine the value of performance units based on fiscal 2007 net income performance and, thus, the number of shares of restricted Common Stock to be issued to each executive officer.  The Company exceeded its target net income goal in fiscal 2007, but did not reach its maximum goal.  As such, the value of each performance unit was adjusted proportionately between $1.00 and $1.50.  The following table discloses the number of shares of restricted Common Stock issued to each executive officer based on the closing price of the Company’s Common Stock on the last trading day of fiscal 2007, which was $12.29.

Name	Number of Shares of Restricted Common Stock Based on Fiscal 2007 Net Income Performance

Craig E. LaBarge	43,042

Randy L. Buschling	28,695

Donald H. Nonnenkamp	19,130

 John R. Parmley

 9,565

 Teresa K. Huber

 7,652

Perquisites and Other Benefits

      Our executive officers receive the following benefits in addition to the compensation discussed above:  (i) eligibility to participate in the Company’s 401(k) plan; (ii)
Company-paid interest on deferred compensation; (iii) life insurance policies; (iv) use of Company-leased vehicles, or a vehicle allowance; (v) club dues; and (vi) limited financial planning services.  The Committee believes these perquisites are reasonable and competitive and considers the value to be modest.  As such, the Committee has not given significant weight to the value of perquisites when designing executive compensation packages.

      Executive officers are eligible to receive the same health, dental, disability and group life insurance benefits, and participate in the 401(k) on the same terms, as are available to all other full-time employees of the Company.

Retirement and Other Post-Termination Benefits

      We maintain Executive Severance Agreements with each of our named executive officers.  Each Executive Severance Agreement and the Company’s 2004 Long Term Incentive Plan contain
Change in Control provisions, pursuant to which executive officers receive the benefits more fully described below.

      Both the Executive Severance Agreements and the 2004 Long Term Incentive Plan define “Change in Control” as the first to occur of any of the following events: (i) any merger, consolidation, share exchange, or other combination or reorganization involving the Company, irrespective of which party is the surviving entity, excluding any merger, consolidation, share exchange, or other combination involving the Company solely in connection with the acquisition by the Company of any other entity; (ii) any sale, lease, exchange, transfer, or other disposition of all or substantially all of the assets of the Company; (iii) any acquisition (other than pursuant to will, the laws of descent and distribution, gift to a parent, child, spouse or descendant, or pursuant to an employee benefit plan) or agreement to acquire by any person or entity, directly or indirectly, beneficial ownership of 25% or more of the outstanding voting stock of the Company; (iv) during any period of two consecutive years during the term hereof, individuals who at the date of the Agreement, in the case of Executive Severance Agreements, or the Plan, in the case of the 2004 Long Term Incentive Plan, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such director's term has been approved by at least two-thirds of the Incumbent Directors then in office; any such director so approved shall thereafter be an Incumbent Director; (v) a majority of the Board or a majority of the stockholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer, or other arrangement providing for any of the transactions described above; (vi) any series of transactions resulting in any of the transactions described above; or (vii) any other set of circumstances which the Board of Directors deems to constitute a Change in Control.

Executive Severance Agreements

      Each Executive Severance Agreement provides that, following a Change in Control, the Company will continue to employ the executive officer for a period not less than one year at his or her place of employment immediately prior to the Change in Control or within 50 miles thereof.

      During the Change in Control payment period, the executive officer would be entitled to a base salary in the amount not less than the annualized base salary paid or payable to him or her during the month immediately preceding the month in which the Change in Control occurs. He or she would also be entitled to an annual bonus equal to the same percentage of his or her base salary as the average bonuses paid to the executive officer in each of the five fiscal years most recently ended were to his or her base salary in those years, after disregarding the highest and lowest of such percentages.  The executive officer would also be entitled, during such one-year period, to all pension, welfare and other employee benefits, fringe benefits and perquisites in amounts and on terms no less favorable than those to which he or she was entitled on the date of the Change in Control.  The Agreements also provide that, in the event of termination of the executive officer’s employment during such one-year period for reasons other than death, Disability, or Cause (as defined by the Agreements) or voluntarily by the executive officer without Good Reason (as defined by the Agreements), the executive officer would be entitled to a lump sum payment from the Company equal to the sum of: (i) his or her salary and other compensation not yet paid by the Company through the date of termination; (ii) a bonus prorated for the portion of the year through the date of termination; (iii) the product of three times the sum of (x) the executive officer’s salary plus (y) the bonus to which he or she would have been entitled for the full fiscal year; plus (iv) accrued vacation pay.  The Company would also be required to provide to the executive officer for three years after termination all medical, hospitalization, disability and certain other benefits in amounts and on terms not less favorable than those to which he or she was entitled at the time of termination.  If the foregoing amounts were not paid when due, they would bear interest at the rate of 15% per annum.  The Agreements provide for appropriate adjustments of such payments if they would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.

2004 Long Term Incentive Plan

      As noted above, executive officers receive performance units to be settled in restricted Common Stock, pursuant to the 2004 Long Term Incentive Plan, as part of the Company’s long-term
incentive portion of compensation packages.   Once issued, the restricted Common Stock vests upon the first to occur of:  (i) two additional years of employment; (ii) death or Disability; or (iii) a Change in Control, as defined above.  If a Change in
Control occurs at any time prior to the end of the second fiscal year following the Performance Period (as defined above), the restricted Common Stock shall become fully vested and immediately transferable.  If a Change in Control occurs at any time before the end of the Performance Period, the net income goals with respect to the Performance Period shall be deemed to have been achieved at the maximum level as of the date of the Change in Control, whether or not the Performance Period is complete, and the performance units shall be distributable at the end of the twelve-month period immediately following the Change in Control, subject to forfeiture upon termination of employment other than Retirement, death, Disability or for Good Reason, as defined in the Plan.

Deferred Compensation Plan

      Executive officers are also eligible to participate in a non-qualified deferred compensation plan that allows them to defer payments of portions of their salaries and annual bonuses until post-retirement.  If an executive officer retires from the Company and has participated in the deferred compensation plan for at least five years, is at least 50 years old and has a deferred compensation balance of at least $50,000, he or she will receive monthly payments from the Company over a three or fifteen-year period, at the individual’s option, the amount of which depends on his or her balance.  If all of the above criteria are not met, the executive officer will receive his or her plan balance in one lump sum upon retirement.

Impact of Accounting and Tax Treatments of Executive Compensation

Accounting Treatment

      The Committee has taken into account certain accounting consequences and rules when determining the types of awards that executive officers should receive as part of their long-term incentive components of compensation packages.  As such, the Committee makes awards of performance units under the Company’s 2004 Long Term Incentive Plan that are settled in shares of restricted Common Stock that the executive officers receive upon vesting.

Tax Treatment

      Section 162(m) of the Internal Revenue Code of 1986, as amended, generally imposes a $1 million limit on the amount that public companies may deduct from compensation paid to the named executive officers.  In fiscal 2007, no executive officer received compensation that triggered the applicability of Section 162(m).

Report of the Human Resources Committee

      The Company’s Human Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.  Based upon such review and discussions, the Human Resources Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

 Committee Members:

 Jack E. Thomas, Jr. (Chair)

 Robert G. Clark

 Thomas A. Corcoran

2007 Summary Compensation

      The following table sets forth information concerning the compensation of the named executive officers for the fiscal year ended July 1, 2007.

 Name
 and Principal
 Position

 Salary ($)

 Annual
 Incentive
 Bonus
 ($) (a)

 Stock
 Awards
 ($) (b)

 Option
 Awards
 ($)(c)

 Change in
 Nonqualified
 Deferred
 Compensation
 Earnings ($) (d)

 All Other
 Compensation
 ($) (e)

 Total ($)

 Craig E. LaBarge
  Chief Executive  Officer and President

 494,520

 230,750

 498,824

 12,575

 ---

 33,439

 1,270,108

 Randy L. Buschling
  Vice President &  Chief  Operating  Officer

 336,414

 146,913

 268,373

 9,198

 6,325

 28,152

 795,375

 Donald H. Nonnenkamp
  Vice President, Chief  Financial Officer and  Secretary

 286,520

 105,900

 179,760

 7,358

 3,160

 35,003

 617,701

 John R. Parmley
  Vice President, Sales  and Marketing

 235,404

 105,760

 105,572

 4,925

 6,006

 27,416

 485,083

 Teresa K. Huber
  Vice President,  Operations

 203,008

 104,401

 78,033

 3,016

 ---

 12,045

 400,503

(a)  Bonus amounts are earned in the fiscal year shown and paid in the subsequent fiscal year.

(b)  Amounts shown equal the dollars expensed under the Company’s 2004 Long Term Incentive Plan for awards earned in fiscal years 2005, 2006 and 2007. Each of these awards is expensed over three years (the year in which the performance takes place plus two additional years for vesting).

(c)  Amounts shown are balances of expenses of option awards granted in fiscal year 2004 expensed under FAS 123R.

(d)  Amounts shown represent interest earned at a rate that exceeded 120% of the applicable federal long-term rate.

(e)  Includes amounts for 401(k) employer match, use of auto, club dues and financial planning and the following amounts for life insurance premiums: Mr. LaBarge, $14,510; Mr. Buschling, $15,142; Mr. Nonnenkamp,
$17,097; and Mr. Parmley, $18,511.

2007 Grants of Plan-Based Awards

      The following table sets forth additional information about plan-based awards granted in the fiscal year ended July 1, 2007:

 Name

 Grant Date

 Estimated Future Payouts Under Equity Incentive
 Plan Awards ($) (a)

 Threshold

 Target

 Maximum

 Craig E. LaBarge

 8/23/06

 237,500

 475,000

 712,500

 Randy L. Buschling

 8/23/06

 160,000

 320,000

 480,000

 Donald H. Nonnenkamp

 8/23/06

 107,500

 215,000

 322,500

 John R. Parmley

 8/23/06

 57,000

 108,000

 162,000

 Teresa K. Huber

 8/23/06

 54,000

 108,000

 162,000

(a)   Represents awards under the Company’s 2004 Long Term Incentive Plan granted in fiscal year 2007 and are applicable for performance during fiscal year 2009. Awards are made in the form of performance units, the value of which will be determined based on the Company’s net income performance in fiscal 2009, as more fully described in the Compensation Discussion and Analysis section. The performance units will be paid out in restricted Common Stock based on the closing price of the Company’s Common Stock on June 26, 2009. If the threshold net income performance goal for fiscal 2009 is not achieved, no shares of restricted Common Stock will be issued.

      As discussed above and in the Compensation Discussion and Analysis, performance units granted under the Company’s 2004 Long Term Incentive Plan are paid out in restricted Common Stock depending on the achievement of net income levels and the closing price of the Company’s Common Stock on the last day of the fiscal year during which net income performance is measured. Any restricted Common Stock that is issued is subject to a two-year vesting schedule discussed in the Compensation Discussion and Analysis. During the restriction period, executive officers may exercise full voting rights and are entitled to dividends and other distributions paid with respect to the shares on the same terms as those of the
Company’s Common Stockholders.

2007 Outstanding Equity Awards at Fiscal Year-End

      The following table sets forth information on outstanding options and stock awards held by the named executive officers as of July 1, 2007, including the number of shares underlying both exercisable and unexercisable portions of each stock option, as well as the exercise price and the expiration date of each outstanding option, and the market value of stock awards:

 Option Awards

 Stock Awards

 Name

 Number of
 Securities
 Underlying
 Unexercised
 Options (#)
 Exercisable

 Option Exercise
 Price
 ($)

 Option
 Expiration
 Date

 Number of
 Shares That
 Have Not
 Vested
 (#)

 Market Value
 of Shares
 That
 Have Not
 Vested
 ($) (a)

 Equity
 Incentive
 Plan Awards:
 Number
 of Unearned
 Performance
 Units That
 Have Not
 Vested (#) (b)

 Equity
 Incentive
 Plan Awards:
 Payout Value
 of Unearned
 Performance
 Units That Have Not Vested
 ($) (c)

 Craig E. LaBarge

 294,118

 2.50

 2009

 32,491

 (d)

 399,314.39

 450,000

 (f)

 526,500

 110,294

 2.50

 2010

 43,042

 (e)

 528,986.18

 475,000

 (g)

 555,750

 92,900

 2.85

 2011

 65,000

 3.56

 2013

 62,552

 8.54

 2014

 Randy L. Buschling

 68,632

 2.50

 2009

 17,329

 (d)

 212,973.41

 300,000

 (f)

 351,000

 63,636

 2.50

 2010

 28,695

 (e)

 352,661.55

 320,000

 (g)

 374,400

 20,000

 2.85

 2011

 49,550

 2.85

 2011

 75,000

 3.56

 2013

 45,750

 8.54

 2014

 Donald H. Nonnenkamp

 39,221

 2.50

 2009

 10,831

 (d)

 133,122.99

 200,000

 (f)

 234,000

 20,000

 2.50

 2009

 19,130

 (e)

 235,107.70

 215,000

 (g)

 251,550

 36,364

 2.50

 2010

 34,085

 2.85

 2011

 47,000

 3.56

 2013

 36,600

 8.54

 2014

 John R. Parmley

 34,309

 2.50

 2009

 6,932

 (d)

 85,194.28

 100,000

 (f)

 117,000

 31,821

 2.50

 2010

 9,565

 (e)

 117,553.85

 108,000

 (g)

 126,360

 23,260

 2.85

 2011

 37,500

 3.56

 2013

 24,500

 8.54

 2014

 Teresa K. Huber

 15,000

 8.54

 2014

 5,178

 (d)

 63,637.62

 90,000

 (f)

 105,300

 7,652

 (e)

 94,043.08

 108,000

 (g)

 126,360

(a)  Valued at closing stock price of $12.29 on June 29, 2007.

(b)  Performance units awarded under the 2004 Long Term Incentive Plan for fiscal years 2008 and 2009.

(c)  Unearned and unvested performance units are valued assuming the Company achieves in fiscal years 2008 and 2009 the same percentage of those years’ net income target goals, as was achieved in fiscal year
2007.

(d)  Vests on June 29, 2008.

(e)  Vests on June 28, 2009.

(f)  Earned based on fiscal year 2008 performance.

(g)  Earned based on fiscal year 2009 performance.

2007 Option Exercises and Stock Vested

      The following table sets forth the exercise of stock options and vesting of stock awards during fiscal 2007 for the named executive officers.

 Option Awards

 Stock Awards

 Name

 Number of Shares Acquired on
 Exercise (#)

 Value Realized on
 Exercise
 ($)

 Number of
 Shares Acquired
 on Vesting (#)

 Value Realized
 on Vesting
 ($) (a)

 Craig E. LaBarge

 30,513

 178,043.67

 25,000

 307,250.00

 Randy L. Buschling

 ---

 ---

 10,417

 128,024.93

 Donald H. Nonnenkamp

 ---

 ---

 7,500

 92,175.00

 John R. Parmley

 20,000

 211,200.00

 5,000

 61,450.00

 Teresa K. Huber

 ---

 ---

 3,334

 40,974.86

(a)   Valued at closing stock price on June 29, 2007, $12.29 per share.

2007 Nonqualified Deferred Compensation

      The following table discloses contributions, earnings and balances under the Company’s non-qualified deferred compensation plans for each of the named executive officers as of July 1,
2007:

 Name

 Executive Contributions in
 Last FY ($)

 Aggregate Earnings
 in Last FY ($) (a)

 Aggregate Balance at
 Last FYE ($)

 Craig E. LaBarge

 ---

 ---

 ---

 Randy L. Buschling

 ---

 22,910

 290,260

 Donald H. Nonnenkamp

 14,136

 11,422

 151,588

 John R. Parmley

 23,234

 21,716

 286,424

 Teresa K. Huber

 ---

 ---

 ---

Interest paid by the Company at a rate equal to prime. Mr. LaBarge and Ms. Huber do not defer any portion of their compensation.

Employment Agreements and Other Post-Termination Agreements with Executive Officers

       In 2005, the Company entered into Executive Severance Agreements (“Agreement”) with Messrs. Craig E. LaBarge, Randy L. Buschling, Donald H. Nonnenkamp, John R. Parmley and Ms.
Teresa K. Huber ,and in 2007 with William D. Bitner (collectively “the Executive Officers,” or individually “the Executive Officer”).  Each Agreement provides that, following a Change of Control (as defined by the Agreement), the Company will continue to employ the Executive Officer for a period not less than one year at his or her place of employment immediately prior to the Change of Control or within 50 miles thereof.  During that period, the Executive Officer would be entitled to a base salary in the amount not less than the annualized base salary paid or payable to him or her during the month immediately preceding the month in which the Change of Control occurs. He or she would also be entitled to an annual bonus equal to the same percentage of his or her base salary as the average bonuses paid to the Executive Officer in each of the five fiscal years most recently ended were to his or her base salary in those years, after disregarding the highest and lowest of such percentages.  The Executive Officer would also be entitled, during such one-year period, to all pension, welfare and other employee benefits, fringe benefits and perquisites in amounts and on terms no less favorable than those to which he or she was entitled on the date of the Change of Control.
The Agreement also provides that, in the event of termination of the Executive Officer’s employment during such one-year period for reasons other than death, disability, or Cause (as defined by the Agreement) or voluntarily by the Executive Officer with Good
Reason (as defined by the Agreement), the Executive Officer would be entitled to a lump sum payment from the Company equal to the sum of: (i) his or her salary and other compensation not yet paid by the Company through the date of termination; (ii) a bonus prorated for the portion of the year through the date of termination; (iii) the product of three times the sum of (x) the Executive Officer’s salary plus (y) the bonus to which he or she would have been entitled for the full fiscal year; and (iv) accrued vacation pay.  The Company would also be required to provide to the Executive Officer for three years after termination all medical, hospitalization, disability and certain other benefits in amounts and on terms not less favorable than those to which he or she was entitled at the time of termination.  If the foregoing amounts were not paid when due, they would bear interest at the rate of 15% per annum.  The Agreement provides for appropriate adjustments of such payments if they would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.

       To estimate the amount payable by the Company upon a Change of Control, it is assumed that the named executive officers are terminated immediately upon the Change of Control rather than employed for one year.  The following payments would be due to: Mr. LaBarge, $2,294,250; Mr. Buschling, $1,490,739; Mr. Nonnenkamp, $1,217,700; Mr. Parmley, $1,052,280; and Ms. Huber, $949,203.

       In the event of a Change of Control of the Company, the named executive officers are entitled to receive accelerated payments under the Company’s 2004 Long Term Incentive Plan. Currently, those Change-of-Control payments would be as follows:  Mr. LaBarge, $2,137,500; Mr. Buschling, $1,410,000; Mr. Nonnenkamp, $945,000; Mr. Parmley, $474,000 and Ms. Huber, $459,000.

       The Company has entered into a Competitive Practices Agreement with its Executive Officers. The Agreement restricts Executive Officers from engaging in competitive practices with the Company for a period of two years following termination of employment.

Related-Party Transactions

      To identify and address any concerns regarding related party transactions and ensure their proper disclosure, the Company requires such transactions to be reported in its questionnaires distributed to directors and officers each year and mandates that all employees and directors report to the Corporate Secretary all transactions presenting potential conflicts of interest pursuant to its Policy on Business Conduct & Ethics.  It is the policy that the
Company’s Audit Committee review and approve all material related party transactions, as defined in Item 404 of Regulation S-K.

      During fiscal 2007, no related party transactions were entered into or proposed that require disclosure pursuant to Item 404 of Regulation S-K.

 PROPOSAL 2:

 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP (“KPMG”) has been appointed independent registered public accountant for the Company for the fiscal year ending June 29, 2008 by the Audit Committee with the approval of the Board of Directors.  KPMG has been the Company’s independent accountant since 1980. Although the appointment of the independent registered public accounting firm does not require the approval of Common Stockholders, the Board of Directors believes
Common Stockholders should participate in the appointment through ratification.  A representative of KPMG is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he so desires, and he is expected to be available to respond to appropriate questions raised orally at the meeting.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock casting a vote at the Annual Meeting is necessary for the ratification of the selection of the independent registered public accountant.

 Independent Auditors’ Fees

       KPMG served as the Company’s independent public registered public accountants for the fiscal year ending July 1, 2007.

       Aggregate fees for professional services rendered for the Company by KPMG for the fiscal years ended July 1, 2007 and July 2, 2006 were:

 Fiscal Year Ended

 July 1,
 2007

 July 2,
 2006

 Audit fees

 $

 479,500

 $

 394,496

 Audit-related fees

 ---

 ---

 Tax fees

 ---

 ---

 All other fees

 ---

 ---

      Audit fees were for professional services rendered for the audits of the consolidated financial statements of the Company and its benefit plans and the review of documents filed by the
Company with the SEC. These fees include audit of internal controls in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

      The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accountant.  These policies generally provides that the Company will not engage the independent registered public accountant to render audit or nonaudit services unless the service is specifically approved in advance by the Audit Committee.  The Audit Committee has granted the Vice
President and Chief Financial Officer the authority to engage KPMG LLP for audit-related and tax services not exceeding $25,000. Such engagements are then formally approved by the Audit Committee at its next meeting.  100% of fees paid for fiscal year 2007 were pre-approved by the Audit Committee.

 The Board of Directors Recommends that you vote
 “FOR” Ratification of the Selection of KPMG LLP as the Company’s independent registered public accountant for Fiscal 2008.

 Report of the Audit Committee

      The primary role of the Audit Committee is oversight of the Company’s financial reporting process, public financial reports, internal accounting and financial controls, and the independent audit of the annual consolidated financial statements.  The Board, in its business judgment, has determined that the members of the Audit Committee are “independent” and “financially literate” as required by the American Stock
Exchange.  In addition, the Board has determined, in its business judgment, that Lawrence J. LeGrand qualifies as an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission.  The Committee acts under a charter.  A current copy of the charter is available on the Company’s Web site,www.labarge.com.  The Committee reviews the adequacy of the charter at least annually.

       Committee members are not professionally engaged in the practice of accounting or auditing, and are not experts under the Securities Act of 1933 in either of those fields, or in auditor independence.  In carrying out its responsibilities, the Committee looks to management and the independent auditors.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  The independent auditors are responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

      In the performance of its oversight function, the Audit Committee meets each quarter with management to review the Company’s quarterly financial results and with the independent auditors to review the results of their quarterly review before the publication of the Company’s earnings press releases. The Audit Committee assists the Board in establishing procedures for receipt and treatment of complaints received by the Company regarding accounting, internal controls and other matters, including the confidential anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters. The Audit Committee has reviewed and discussed with management and the independent auditors the Company’s fiscal 2007 audited consolidated financial statements.  Management and the independent auditors told the Audit Committee that the Company’s financial statements were fairly stated in accordance with generally accepted accounting principles.  The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees.  In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees and has discussed with the independent auditors the independent auditors’ independence.  The Audit Committee has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the auditors’
independence.

      The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit.  The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

      The Audit Committee has reviewed and discussed with management its assessment and report on the effectiveness of the Company’s internal control over financial reporting as of July 1,
2007, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework.  The Audit Committee has also reviewed and discussed with the independent auditors its attestation report on control over financial reporting.  The Company published these reports in its Annual Report on Form 10-K for the year ended July 1, 2007.

      The Audit Committee pre-approved all services provided by the independent auditor in fiscal 2007. Pre-approval includes audit services and other services. In some cases, the full Audit
Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and the Chairman then communicates such pre-approvals to the full Audit Committee. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from it independent registered public accounting firm. The Company obtains these services from other service providers as needed. See “Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm” for more information regarding fees paid to the independent auditor.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company’s fiscal 2007 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended July 1, 2007 for filing with the Securities and Exchange Commission.

       The Audit Committee has retained KPMG LLP to audit the Company’s financial statements for fiscal 2008.

 Committee Members:

 Lawrence J. LeGrand, Chairman

 Thomas A. Corcoran

 John G. Helmkamp, Jr.

 Voting Securities and Ownership Thereof By Management and Certain Beneficial Owners

     Set forth below is information, as of September 21, 2007, concerning all persons known to the Company to be beneficial owners of more than 5% of the Common Stock outstanding on the Record Date, and beneficial ownership of Common Stock by each Director and nominee for Director of the Company, each named executive officer of the Company and all executive officers and directors as a group (unless otherwise indicated, such ownership represents sole voting and sole investment power).

 Name and Address of
 Beneficial Owners (1)

 Shares
 Beneficially Owned

 Percent of Class

 Directors and Executive Officers:

 Randy L. Buschling

 380,677 - (2) (4) (5)

 2.3%

 Robert G. Clark

 8,385

 *

 Thomas A. Corcoran

 1,500

 *

 John G. Helmkamp, Jr.

 355,196 - (3)

 2.1%

 Teresa K. Huber

 28,882 - (2) (4) (5)

 *

 Craig E. LaBarge

 2,064,091 - (2) (4) (5) (6) (7) (8)

 12.4%

 Lawrence J. LeGrand

 1,186,045 - (9) (10)

 7.1%

 Donald H. Nonnenkamp

 532,164 - (2) (4) (5)

 3.2%

 John R. Parmley

 210,022 - (2) (4) (5)

 1.3%

 Jack E. Thomas, Jr.

 3,685

 *

 All executive officers and directors as a group

 4,488,544 (2)

 26.9%

 5% Stockholders:

 Sanfurd G. Bluestein, M.D.
 309 Upper Mountain Avenue
 Upper Montclair, NJ  07043-1015

 1,577,300 - (11)

 9.5%

 Leo V. Garvin, Jr.
 c/o Plancorp, Inc.
 1350 Timberlake Manor Parkway
 Suite 100
 Chesterfield MO 63017

 1,181,045 - (10)

 7.1%

 Joanne V. Lockard
 c/o Plancorp, Inc.
 1350 Timberlake Manor Parkway
 Suite 100
 Chesterfield MO 63017

 1,191,830 - (10) (12)

 7.1%

 Wentworth Hauser & Violich, Inc.
 301 Battery Street
 Suite 400
 San Francisco, CA  94111

 834,500 - (13)

 5.0%

*   Less than 1%. Percent of class is based on 15,359,455 Common Shares outstanding on the Record Date,    plus 1,327,092 outstanding exercisable options.

 (1)

 The address of each executive officer and Director is c/o LaBarge, Inc., 9900 Clayton Road, St. Louis, Missouri, 63124.

 (2)

Includes options exercisable within 60 days for the following number of shares under the 1995 Incentive Stock Option Plan and the 1999 Non-Qualified Stock Option Plan:  Mr. Buschling – 322,568; Ms. Huber –
15,000; Mr. LaBarge – 624,864; Mr. Nonnenkamp – 213,270; Mr. Parmley – 151,390.  All executive officers and directors as a group – 1,327,092 shares.

 (3)

Includes 2,600 shares held by Mr. Helmkamp’s spouse in her name, 3,911 shares in her IRA and 22,000 shares held in a trust, of which she acts as trustee.  Also includes 45,300 shares held in three trusts for the benefit of Mr. Helmkamp’s children and 43,500 shares held in a charitable remainder trust. Mr. Helmkamp is trustee of the aforesaid trusts.  Mr. Helmkamp disclaims beneficial ownership of all these shares.

 (4)

Includes the following number of shares held in employee contribution accounts, Company unrestricted match accounts and Company restricted match accounts, respectively, of the Company’s 401(k) Benefit
Plan: Mr. Buschling -0-, 2,216 and 3,882; Ms. Huber: -0-, 492 and 560; Mr. LaBarge: 105,009, 126,262

 and -0-; Mr. Nonnenkamp: -0-, 1,889 and 3,217; and Mr. Parmley: -0-, 2,158 and 3,836. The named persons have sole voting power with respect to all shares held in their accounts, and have sole dispositive power with respect to the shares held in their Company unrestricted match accounts. Except as noted below, the named persons have no dispositive power with respect to shares held in their Company restricted match accounts. In addition, Messrs. LaBarge and Nonnenkamp as administrators of the Company 401(k) Benefit Plan have shared dispositive power and no voting power (except for shares in their own accounts) as to 282,103 shares held in the Company restricted match accounts. Messrs. LaBarge and Nonnenkamp disclaim beneficial ownership of all shares held in the Company restricted match accounts of employees other than themselves.

 (5)

Includes the following number of shares awarded under the 2004 Long Term Incentive Plan that are restricted until June 29, 2008: Mr. Buschling, 17,329; Ms. Huber, 5,178; Mr. LaBarge, 32,491; Mr. Nonnenkamp, 10,831; and
Mr. Parmley, 6,932.  Also includes the following shares awarded under the 2004 Long Term Incentive Plan that are restricted until June 28, 2009: Mr. Buschling, 28,695; Ms. Huber, 7,652; Mr. LaBarge, 43,042; Mr. Nonnenkamp, 19,130; and Mr. Parmley,
9,565.

 (6)

Includes 70,548 shares held by Mr. LaBarge’s spouse in her name, 34,000 shares held in her IRA and 14,702 shares as custodian for their two minor children.  Mr. LaBarge disclaims beneficial ownership of these shares.

 (7)

Includes 18,172 shares held by a trust for two minor children of Mr. LaBarge and 5,334 shares held in trust for a niece of Mr. LaBarge.  Mr. LaBarge is a co-trustee of the trusts and disclaims beneficial ownership.

 (8)

 Includes 702,516 shares owned in Mr. LaBarge’s individual capacity, 750 shares owned jointly with his spouse, and 20,000 shares held in his IRA.

 (9)

 Includes 5,000 shares held in Mr. LeGrand’s individual capacity.

 (10)

Includes 520,000 shares of Common Stock held by the Pierre L. LaBarge Pledge Trust for which Ms. Lockard and Messrs. Garvin and LeGrand, as personal representatives of Pierre L. LaBarge’s estate, each has shared voting and shared dispositive power.  Includes: (a) 268,045 shares of Common Stock held by the Pierre L. LaBarge Revocable Living Trust; (b) 65,500 shares of Common Stock held by the Pierre L. LaBarge Generation-Skipping Trust; (c) 65,500 shares of Common Stock held by the Craig E. LaBarge Generation-Shipping Trust, (d) 65,500 shares of Common Stock held by the Mark LaBarge Generation-Skipping Trust; (e) 65,500 shares of Common Stock held by the Jon L. LaBarge Generation-Skipping Trust; (f) 65,500 shares of Common Stock held by the
Denise M. LaBarge Generation-Skipping Trust; (g) 65,500 shares of Common Stock held by the Marie A. LaBarge Miller Generation-Skipping Trust.  Ms. Lockard and Messrs. Garvin and LeGrand serve as co-trustees for each of these trusts. Each of the co-trustees has shared voting and shared dispositive power.

 (11)

 Information submitted on Form 13G filed December 31, 2006.

 (12)

Includes 3,406 shares owned jointly with Ms. Lockard’s spouse as to whom she has shared voting and dispositive power and 7,379 shares held in the Company’s 401(k) Benefit Plan as to which she has sole voting power.

 (13)

 Information submitted on Form 13F filed June 30, 2007.

Section 16(a) Beneficial Ownership Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors, executive officers and beneficial owners of more than 10% of the Company’s outstanding shares of Common Stock file reports on Forms 3, 4 and 5 with the SEC and the American Stock Exchange to report their holdings of the Company’s shares and changes thereto.

      Based on its review of copies of such forms received by it and written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during fiscal 2007, all filing requirements were timely complied with.

 STOCKHOLDER PROPOSALS

Stockholder Proposals for Next Year

      Any Stockholder proposal to be considered for inclusion in the Proxy Statement for the next Annual Meeting, which is expected to be held in November 2008, must be received by the Company in writing at its principal office at the address listed on page 1 hereof no later than June 18, 2008.  The deadline for written notice of a proposal for which the Stockholder will conduct his or her own solicitation is August 31, 2008.

SEC Form 10-K

       Stockholders may obtain a copy of the Company’s Annual Report on Form 10-K without charge by writing to the Corporate Secretary at the address listed on page 1, or by visiting the Company’s Web site at www.labarge.com.

Code of Ethics

      The Company has adopted a Policy on Business Conduct and Ethics applicable to its employees, including officers, and directors. This Policy on Business Conduct and Ethics can be viewed on the
Company’s Web site at www.labarge.com. Any future amendments or waivers of the Code of Ethics will be promptly disclosed on the Company’s Web site.

Other Matters and Householding

      As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Annual
Meeting, other than those specifically referred to herein.  If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the Proxy Card to vote the shares represented thereby in accordance with their judgment as to the best interest of the Company on such matters.

 By Order of the Board of Directors LaBarge, Inc.,

 Donald H. Nonnenkamp

 Vice President, Chief Financial Officer and Secretary

St. Louis, Missouri

October 12, 2007

[LOGO]

LaBarge, Inc.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

November 14, 2007

       The undersigned hereby appoints Craig E. LaBarge and Donald H. Nonnenkamp, or either of them acting in the absence of the other, proxies for the undersigned, with full power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of LaBarge, Inc. to be held at the Ritz-Carlton, St. Louis, 100 Carondelet, St. Louis, Missouri, on November 14, 2007, at 4:00 P.M. St. Louis time, and at any adjournments thereof, in accordance with the instructions on the reverse side of this form, and with discretionary authority with respect to such other matters not known or determined at the time of the solicitation of this proxy, as may properly come before said meeting or any adjournments thereof.  Stockholders who do not attend the Annual Meeting in person, are invited to listen to the webcast of the meeting, which will be accessible through the Company's website at http://www.labarge.com.

PLEASE COMPELTE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERENET OR BY TELEPHONE.

(Continued, and to be marked, dated, and signed, on the other side)

FOLD AND DETACH HERE

LaBarge, Inc.-- ANNUAL MEETING, NOVEMBER 14, 2007

YOUR VOTE IS IMPORTANT TO US!

You can vote in one of three ways:

  Call toll free 1-866-860-0411 on a Touch Tone telephone.  There is NO CHARGE to you for this call.

or

  Via the Internet at https://www.proxyvotenow.com/lbi and follow the instructions.

or

  Mark, sign, and date your proxy card and return it promptly in the enclosed envelope.

WE ENCOURAGE VOTING ON THE INTERENET OR BY TELEPHONE.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

The undersigned hereby revokes any proxies heretofore given in connection with the Annual Meeting and directs said persons to use this proxy to act or vote as follows:

For                  With-                  For All

All                   hold                    Except

 Proposal 1.

 Election of Directors:

      Class C -

 (01)    Robert G. Clark.

 (02)    Jack E. Thomas, Jr.

 INSTRUCTION:

 To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

The Board of Directors recommends that you vote "FOR" the election of the nominees listed above.

For              Against                 Abstain

 Proposal 2.

 Proposal to ratify the selection of KPMG LLP as independent auditors for the fiscal year ending June 29, 2008.

 The Board of Directors recommends that you vote “FOR” ratification of the selection of KPMG LLP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

 Please be sure to date and sign

 this instruction card in the box below.

 Sign above

 Date:

*** IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail; or

2. By Telephone (using a Touch-Tone phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note that all telephone and Internet votes must be cast prior to 3 a.m., Eastern time, November 14,
2007.

Vote by Telephone

Call Toll-Free on a Touch-Tone phone anytime prior to

3 a.m., Eastern time, November 14, 2007.

1-866-860-0411

Vote by Internet

Anytime prior to

3 a.m., Eastern time, November 14, 2007, go to

https://www.proxyvotenow.com/lbi

Please note that the last vote received, whether by telephone, Internet or mail, will be the vote counted.

Your vote is important!